EXHIBIT 1

                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Dated:  August 22, 2002

                            MIDWEST MEZZANINE FUND II, L.P.

                            By: ABN AMRO Mezzanine Management II, L.P., its general partner

                            By: ABN AMRO Mezzanine Management II, Inc., its general partner


                            By:    /s/ J. Allan Kayler
                               -------------------------------------------------
                            Its:   Executive Vice President
                                ------------------------------------------------


                            ABN AMRO MEZZANINE MANAGEMENT II, L.P.

                            By: ABN AMRO Mezzanine Management II, Inc., its general partner


                            By:    /s/ J. Allan Kayler
                               -------------------------------------------------
                            Its:   Executive Vice President
                                ------------------------------------------------


                            ABN AMRO MEZZANINE MANAGEMENT II, INC.


                            By:    /s/ J. Allan Kayler
                               -------------------------------------------------
                            Its:   Executive Vice President
                                ------------------------------------------------


                            ABN AMRO NORTH AMERICA, INC.


                            By:    /s/ Willie J. Miller
                               -------------------------------------------------
                            Its:   Executive Vice President and Secretary
                                ------------------------------------------------

                            and

                            By:    /s/ Kirk P. Flores
                               -------------------------------------------------
                            Its:   Senior Vice President and Assistant Secretary
                                ------------------------------------------------

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                            ABN AMRO NORTH AMERICA HOLDING COMPANY


                            By:    /s/ Kirk P. Flores
                               -------------------------------------------------
                            Its:   Vice President and Assistant Secretary
                                ------------------------------------------------


                            ABN AMRO BANK N.V.


                            By:    /s/ Willie J. Miller, Jr.
                               -------------------------------------------------
                            Its:   Authorized Signer
                                ------------------------------------------------


                            and


                            By:    /s/ Carol L. Tenyak
                               -------------------------------------------------
                            Its:   Authorized Signer
                                ------------------------------------------------


                            ABN AMRO HOLDING N.V.


                            By:    /s/ Tom de Swaan
                               -------------------------------------------------
                            Its:   Managing Board Member
                                ------------------------------------------------


                            and


                            By:    /s/ Wilco Jiskoot
                               -------------------------------------------------
                            Its:   Managing Board Member
                                ------------------------------------------------